UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 15, 2016
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 15, 2016, Cellectar Biosciences, Inc. (the “Company”) appointed Jarrod Longcor as Senior Vice President of Corporate Development and Operations.

Mr. Longcor, 43, brings more than 20 years of pharmaceutical and biotech experience to Cellectar. Prior to joining the Company, he served as chief business officer for Avillion LLP from July 2014 through July 2016, where he was responsible for executing the company's unique co-development partnership strategy. Since September 2013, Mr. Longcor has been the president of SBC Consulting, a corporate development consulting firm focused on developing strategic plans, raising capital, identifying, leading and closing partnership negotiations, market assessments, managing due diligence and managing operations in the biotech industry. From June 2007 through September 2013, he was Vice President of Corporate Development for Rib-X Pharmaceuticals, Inc. (now Melinta Therapeutics) where he was responsible for identifying and concluding several critical collaborations for that company. Prior thereto, Mr. Longcor held key positions in several small to midsized biotech companies where he was responsible for business development, strategic planning and operations. Mr. Longcor holds a B.S. from Dickinson College, an M.S. from Boston University School of Medicine and an M.B.A. from Saint Joseph's University's Haub School of Business.

Mr. Longcor will receive a base salary of $285,000 per year, is eligible to receive a targeted annual bonus of 30 percent of base salary, and was granted, as an inducement award, an option to purchase 75,000 shares of the Company’s common stock at an exercise price of $2.93 per share, vesting quarterly over three years. In the event of a dismissal without cause or upon a constructive dismissal following a change in control, Mr. Longcor will be entitled to six months of severance.

ITEM 7.01	REGULATION FD DISCLOSURE

On July 20, 2016, we issued a press release announcing the appointment of Mr. Longcor. The press release is furnished as Exhibit 99.1 and is incorporated by reference in this Item.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

99.1	Press Release dated July 20, 2016 entitled “Cellectar Biosciences Appoints Jarrod Longcor Senior Vice President of Corporate Development and Operations”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2016	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title

99.1	Press Release dated July 20, 2016 entitled “Cellectar Biosciences Appoints Jarrod Longcor Senior Vice President of Corporate Development and Operations”

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